                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: December 11, 2000
                   Newcourt Equipment Trust Securities 1998-2


 A New York                    Commission File                   I.R.S. Employer
Corporation                     NO. 333-34793                    No. 13-7135550

                          c/o AT&T Capital Corporation
                       650 Cit Drive Livingston, NJ 07039
                         Telephone Number (973) 535-5909

ITEM 5.      OTHER

NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2
MONTHLY SERVICING REPORT
DETERMINATION DATE:                                        DECEMBER 8, 2000        PAYMENT DATE:    DECEMBER 15, 2000
COLLECTION PERIOD:                                        NOVEMBER 30, 2000

I.    INFORMATION REGARDING THE CONTRACTS

    1.  CONTRACT POOL PRINCIPAL BALANCE
        a.    Beginning of Collection Period                                      $550,295,073
        b.    End of Collection Period                                            $525,796,640
        c.    Reduction for Collection Period                                     $ 24,498,433
    2.  DELINQUENT SCHEDULED PAYMENTS
        a.    Beginning of Collection Period                                      $ 10,719,983
        b.    End of Collection Period                                            $ 11,771,514
    3.  LIQUIDATED CONTRACTS
        a.    Number of Liquidated Contracts                                               131
              with respect to Collection Period                                            ---
        b.    Required Payoff Amounts of Liquidated Contracts                     $  1,077,014
        c.    Total Reserve for Liquidation Expenses                              $      --
        d.    Total Liquidation Proceeds Received                                 $    217,264
        e.    Liquidation Proceeds Allocated to Owner Trust                       $    217,264
        f.    Liquidation Proceeds Allocated to Depositor                         $      --
        g.    Current Realized Losses                                             $    859,750
    4.  PREPAID CONTACTS
        a.    Number of Prepaid Contracts with respect                                     335
              to Collection Period                                                         ---
        b.    Required Payoff Amounts of Prepaid Contracts                        $  1,656,477
    5.  PURCHASED CONTRACTS (BY TCC)
        a.    Number of Contracts Purchased by TCC with                                      0
              respect to Collection Period                                                   -
        b.    Required Payoff Amounts of Purchased Contracts                      $      --


    6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


                         ------------------------------------------------------------------------------------------------------
                                                                                                            % OF AGGREGATE
                                NUMBER OF                                   AGGREGATE REQUIRED             REQUIRED PAYOFF
                                CONTRACTS                                     PAYOFF AMOUNTS                   AMOUNTS
                         ------------------------------------------------------------------------------------------------------
      a. Current                42,433                  90.30%                $489,317,628                    91.02%
      b. 31-60 days              2,397                   5.10%                $ 29,075,506                     5.41%
      c. 61-90 days              1,066                   2.27%                $  8,893,707                     1.65%
      d. 91-120 days               488                   1.04%                $  4,871,925                     0.91%
      e. 120+ days                 608                   1.29%                $  5,409,388                     1.01%
      f. Total                  46,992                 100.00%                $537,568,154                   100.00%

    7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

        -----------------------------------------------------------------------------------------------------------------------
                                    % OF                    % OF                     % OF                  % OF
                                  AGGREGATE               AGGREGATE               AGGREGATE             AGGREGATE
                               REQUIRED PAYOFF         REQUIRED PAYOFF         REQUIRED PAYOFF       REQUIRED PAYOFF
                                   AMOUNTS                 AMOUNTS                 AMOUNTS               AMOUNTS
             COLLECTION
              PERIODS        31-60 DAYS PAST DUE     61-90 DAYS PAST DUE     91-120 DAYS PAST DUE   120+ DAYS PAST DUE
        -----------------------------------------------------------------------------------------------------------------------
            11/30/00              5.41%                  1.65%                   0.91%                   1.01%
            10/31/00              4.11%                  1.73%                   0.81%                   0.78%
             9/30/00              4.52%                  1.57%                   0.82%                   0.82%
             8/31/00              3.85%                  1.89%                   0.78%                   0.78%
             7/31/00              4.22%                  1.69%                   0.81%                   1.06%
             6/30/00              4.02%                  1.77%                   0.87%                   0.98%
             5/31/00              4.37%                  1.59%                   0.88%                   0.91%
             4/30/00              4.45%                  1.75%                   0.77%                   0.94%
             3/31/00              4.33%                  1.68%                   0.82%                   0.90%
             2/29/00              5.27%                  1.81%                   0.85%                   1.13%
             1/31/00              5.21%                  1.73%                   0.97%                   1.06%
            12/31/99              5.36%                  1.89%                   1.00%                   1.02%
            11/30/99              5.15%                  1.75%                   1.10%                   1.18%
            10/31/99              5.05%                  1.91%                   1.04%                   0.95%
             9/30/99              4.32%                  1.77%                   0.72%                   0.92%
             8/31/99              4.44%                  1.58%                   0.68%                   0.79%
             7/31/99              4.50%                  1.51%                   0.82%                   0.71%
             6/30/99              4.21%                  1.83%                   0.67%                   0.67%
             5/31/99              5.11%                  1.70%                   0.68%                   0.58%
             4/30/99              4.19%                  1.28%                   0.53%                   0.52%
            03/31/99              4.41%                  1.34%                   0.56%                   0.54%
            02/28/99              5.64%                  1.79%                   0.58%                   0.45%
            01/31/99              5.45%                  1.51%                   0.69%                   0.01%
            12/31/98              4.64%                  1.30%                   0.01%                   0.01%

    8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                           ----------------------------------------------------------------------------------------
                                                 COLLECTION        3 COLLECTION      6 COLLECTION PERIODS       CUMULATIVE SINCE
                                                   PERIOD         PERIODS ENDING            ENDING                CUT-OFF DATE
                                                 NOVEMBER-00        NOVEMBER-00          NOVEMBER-00
                                           ----------------------------------------------------------------------------------------
    a.  Number of Liquidated Contracts              131                613                 1,370                    4,950
    b.  Number of Liquidated
        Contracts as a Percentage
        of Initial Contracts                      0.187%             0.876%                1.958%                   7.073%
    c.  Required Payoff Amounts of
        Liquidated Contracts                   1,077,013.54       5,184,384.68         11,785,715.35            51,538,942.85
    d.  Liquidation Proceeds Allocated
        to Owner Trust                           217,263.86         810,121.68          2,041,194.07             6,540,123.92
    e.  Aggregate Current Realized
        Losses                                   859,749.68       4,374,263.00          9,744,521.28            44,998,818.93
    f.  Aggregate Current Realized
        Losses as a Percentage of

        Cut-off Date Contract Pool
        Principal Balance



II.  INFORMATION REGARDING THE SECURITIES             0.064%             0.326%             0.726%                   3.351%

    1.  SUMMARY OF BALANCE INFORMATION

         --------------------------------------------------------------------------------------------------------------------------
                                       PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF   PRINCIPAL BALANCE AS OF   CLASS FACTORS AS OF
              CLASS         COUPON        DECEMBER 15, 2000      DECEMBER 15, 2000       NOVEMBER 15, 2000       NOVEMBER 15, 2000
                             RATE           PAYMENT DATE            PAYMENT DATE            PAYMENT DATE            PAYMENT DATE
         --------------------------------------------------------------------------------------------------------------------------
      a. Class A-1 Notes    5.195000%        $          0              0.00000               $          0             0.00000
      b. Class A-2 Notes    5.290000%        $          0              0.00000               $          0             0.00000
      c. Class A-3 Notes    5.450000%        $193,065,929              0.41077               $211,339,085             0.44965
      d. Class A-4 Notes    5.450000%        $201,430,384              1.00000               $201,430,384             1.00000
      e. Class A-5 Notes    5.500000%        $ 56,435,196              0.45930               $ 58,369,565             0.47504
      f. Class B Notes      5.660000%        $  9,488,614              0.61443               $  9,843,413             0.63740
      g. Class C Notes      6.190000%        $ 31,354,230              0.61444               $ 32,526,575             0.63741
      h. Class D Notes      7.210000%        $ 45,793,802              0.61444               $ 47,506,035             0.63741
      I. Total                N.A.           $537,568,154              0.40031               $561,015,058             0.41777


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $537,568,154.25 and the CCA Balance is $55,056,923.80.

    2.  MONTHLY PRINCIPAL AMOUNT
        a.    Principal Balance of Notes and Equity Certificates
              (End of Prior Collection Period)                                          $561,015,058
        b.    Contract Pool Principal Balance (End of Collection Period)                $525,796,640
        c.    Monthly Principal Amount                                                  $ 35,218,418
    3.  GROSS COLLECTIONS
        a.    Scheduled Payments Received                                               $ 23,859,727
        b.    Liquidation Proceeds Allocated to Owner Trust                             $    217,264
        c.    Required Payoff Amounts of Prepaid Contracts                              $  1,656,477
        d.    Required Payoff Amounts of Purchased Contracts                            $     --
        e.    Proceeds of Clean-up Call                                                 $     --
        f.    Investment Earnings on Collection Account and Note Distribution.          $     83,351
        g.    Extension Fees Allocated to Owner Trust                                   $     --
        h.    Total Gross Collections (sum of (a) through (g))                          $ 25,816,819

    4.  DETERMINATION OF AVAILABLE FUNDS                                                25,816,818.7
        a.    Total Gross Collections                                                   $    845,140
        b.    Withdrawal from Cash Collateral Account                                   $ 26,661,959
        c.    Total Available Funds

    5.  APPLICATION OF AVAILABLE FUNDS

        -----------------------------------------------------------------------------------------------
                       ITEM                         AMOUNT                REMAINING AVAILABLE FUNDS
        -----------------------------------------------------------------------------------------------
        a.    Total Available Funds                                       $26,661,959
        b.    Servicing Fee                     $   573,224               $26,088,735
        c.    Interest on Notes:
              i) Class A-1 Notes                $    --                   $26,088,735
              ii) Class A-2 Notes               $    --                   $26,088,735
              iii) Class A-3 Notes              $   959,832               $25,128,903
              iv) Class A-4 Notes               $   914,830               $24,214,074
              v) Class A-5 Notes                $   267,527               $23,946,546
              vi) Class B Notes                 $    46,428               $23,900,118
              vii) Class C Notes                $   167,783               $23,732,335
              viii) Class D Notes               $   285,432               $23,446,903
        d.    Principal of Notes
              i) Class A-1 Notes                $    --                   $23,446,903
              ii) Class A-2 Notes               $    --                   $23,446,903
              iii) Class A-3 Notes              $18,273,157               $ 5,173,747
              iv) Class A-4 Notes               $    --                   $ 5,173,747
              v) Class A-5 Notes                $ 1,934,370               $ 3,239,377
              vi) Class B Notes                 $   354,799               $ 2,884,579
              vii) Class C Notes                $ 1,172,345               $ 1,712,234
              viii) Class D Notes               $ 1,712,234               $    --
        e.    Deposit to Cash
              Collateral Account                $    --                   $    --
        f.    Amount to be applied in
              accordance with CCA
              Loan Agreement                    $    --                   $    --

        g     Balance, if any, to Equity
              Certificates                      $    --                   $    --



III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    1.  BALANCE RECONCILIATION

        ---------------------------------------------------------------------------------------------------------
                                                                              DECEMBER 15, 2000
                                        ITEM                                    PAYMENT DATE
        ---------------------------------------------------------------------------------------------------------
        a.    Available Cash Collateral Amount (Beginning)                        56,119,328
        b.    Deposits to Cash Collateral Account                                     --
        c.    Withdrawals from Cash Collateral Account                               845,140
        d.    Releases of Cash Collateral Account Surplus                            124,451
              (Excess, if any of (a) plus (b) minus (c) over (f))
        e.    Available Cash Collateral Amount (End)                              55,149,737
              (Sum of (a) plus (b) minus (c) minus (d))
        f.    Requisite Cash Collateral Amount                                    55,149,737
        g.    Cash Collateral Account Shortfall                                       --
              (Excess, if any, of (f) over (e))
    2.        CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
        a.    For Payment Dates from, and including, the
              January 1999 Payment Date  to,
              and including, the December 1999 Payment Date
              1) Initial Cash Collateral Amount                                   94,000,846
        b.    For Payment Dates from, and including, the
              January 2000 Payment Date until
              the Final Payment Date, the sum of
              1) 8.25% of the Contract Pool Principal Balance                     43,378,223
              2) The Aggregate Principal Balance of the Notes
               and the Equity Certificate Balance less the
               Contract Pool Principal Balance                                    11,771,514
              3) Total ((1) plus (2))                                             55,149,737
        c.    Floor equal to the lesser of
               1) 1.25% of Cut-Off Date Contract Pool Principal
              Balance ($16,785,865); and                                          16,785,865
              2) the Aggregate Principal Balance of the Notes
              and the Equity Certificate Balance                                 537,568,154
        d.    Requisite Cash Collateral Amount                                    55,149,737

    3.        CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
        a.    Interest Shortfalls                                                     --
        b.    Principal Deficiency Amount                                            845,140
        c.    Principal Payable at Stated Maturity Date of
              Class of Notes or Equity Certificates                                   --

        d.    Total Cash Collateral Account Withdrawals                              845,140



IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


      --------------------------------------------------------------------------------------------------------------
              DISTRIBUTION                     CLASS A-1      CLASS A-2           CLASS A-3          CLASS A-4
                AMOUNTS                          NOTES          NOTES               NOTES              NOTES
      --------------------------------------------------------------------------------------------------------------
      1. Interest Due                          $ --           $ --               $   959,832         $914,830
      2. Interest Paid                         $ --           $ --               $   959,832         $914,830
      3. Interest Shortfall                    $ --           $ --               $  --               $  --
      ((1) minus (2))
      4. Principal Paid                        $ --           $ --               $18,273,157         $  --
      5. Total Distribution Amount             $ --           $ --               $19,232,988         $914,830
      ((2) plus (4))


      -----------------------------------------------------------------------------------------------------------------------------
              DISTRIBUTION                     CLASS A-5         CLASS B        CLASS C               CLASS D
                AMOUNTS                          NOTES            NOTES           NOTES                 NOTES           TOTALS
      -----------------------------------------------------------------------------------------------------------------------------
      1. Interest Due                          $  267,527       $  46,428      $  167,783          $  285,432        $ 2,641,832
      2. Interest Paid                         $  267,527       $  46,428      $  167,783          $  285,432        $ 2,641,832
      3. Interest Shortfall                    $   --           $   --         $    --             $    --           $    --
      ((1) minus (2))
      4. Principal Paid                        $1,934,370       $ 354,799      $1,172,345          $1,712,234        $23,446,903
      5. Total Distribution Amount             $2,201,897       $ 401,227      $1,340,128          $1,997,666        $26,088,735
      ((2) plus (4))


V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS

      ------------------------------------------------------------------------------------------------------------
                                                     AS OF END OF                         AS OF END OF
                 ITEM                                 NOVEMBER-00                          OCTOBER-00
                                                   COLLECTION PERIOD                    COLLECTION PERIOD
      ------------------------------------------------------------------------------------------------------------
    1.ORIGINAL CONTRACT CHARACTERISTICS
      a.    Original Number of Contracts                       69,983                            N.A.
      b.    Cut-Off Date Contract Pool                 $1,342,869,226                            N.A.
            Principal Balance
      c.    Original Weighted Average                           46.30                            N.A.
             Remaining Term
      d.    Weighted Average                                    56.50                            N.A.
            Original Term
    2.CURRENT CONTRACT CHARACTERISTICS
      a.    Number of Contracts                                46,992                          48,932
      b.    Average Contract                                  $11,189                         $11,246
            Principal Balance

      c.    Weighted Average                                     28.7                            29.4
            Remaining Term

VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2 PREPAYMENT SCHEDULE


      ---------------------------------------------------------      --------------------------------------------------------
      PAYMENT DATE                           SINCE ISSUE             PAYMENT DATE                        SINCE ISSUE
        PERIOD                                   CPR                   PERIOD                                 CPR
      ---------------------------------------------------------      --------------------------------------------------------
      0               December-98                                        14             Feb-00               7.416%
      1                January-99                1.060%                  15             Mar-00               7.402%
      2                    Feb-99                4.881%                  16             Apr-00               7.666%
      3                    Mar-99                9.207%                  17             May-00               7.357%
      4                  April-99               10.595%                  18             Jun-00               7.546%
      5                    May-99               10.294%                  19             Jul-00               7.511%
      6                    Jun-99                9.272%                  20             Aug-00               7.296%
      7                    Jul-99                9.814%                  21             Sep-00               7.425%
      8                    Aug-99                8.969%                  22             Oct-00               7.386%
      9                    Sep-99                8.813%                  23             Nov-00               7.418%
      10                   Oct-99                8.067%                  24             Dec-00               7.100%
      11                   Nov-99                7.852%

      12                   Dec-99                7.803%
      13                   Jan-00                7.484%





VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

        A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID
        CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.





                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on December 15, 2000.

   This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                                 AT&T CAPITAL CORPORATION

                                       Glenn Votek
                                       -----------
                                       Glenn Votek
                                       Executive Vice President, and Treasurer